Exhibit 10.1

SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT

SECOND AMENDMENT AND WAIVER, dated as of May 29, 2009 (this “Second Amendment”), to the Credit Agreement, dated as of February 28, 2007, as amended as of June 27, 2007 (as so amended and as further amended, amended and restated, modified or supplemented from time to time, the “Credit Agreement”), among PAETEC Holding Corp., a Delaware corporation (the “Borrower”), the lenders party thereto from time to time (the “Lenders”), Deutsche Bank Trust Company Americas (“DBTCA”), as administrative agent (in such capacity, the “Administrative Agent”), and DBTCA, in its capacity as collateral agent (in such capacity, the “Collateral Agent”).

W I T N E S S E T H :

WHEREAS, pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower on the terms and conditions set forth therein;

WHEREAS, the Borrower has requested that the Lenders approve (i) the prepayment of Term Loans under the Credit Agreement pursuant to the Discounted Voluntary Prepayment Transaction (as defined below) and (ii) certain amendments to the Credit Agreement, in each case as herein provided;

WHEREAS, Deutsche Bank Trust Company Americas has agreed to act as prepayment agent for the Discounted Voluntary Prepayment Transaction (in such capacity, the “Prepayment Agent”); and

WHEREAS, the Lenders have consented to (i) waive certain provisions of the Credit Agreement on the terms and conditions contained herein in order to permit the Discounted Voluntary Prepayment Transaction and (ii) amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE 1

Definitions

Section 1.1 Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein or the context otherwise requires.

ARTICLE 2

Voluntary Prepayment Transaction

Section 2.1 Voluntary Prepayment. (a) The Borrower has notified the Lenders that it may wish to make voluntary prepayments of Term Loans (each such voluntary prepayment pursuant to this Section 2.1 (but excluding any voluntary prepayment of Term Loans in accordance with the Credit Agreement as in effect prior to the Second Amendment Effective

Date (as hereinafter defined)), a “Discounted Voluntary Prepayment”) during the period commencing on the Second Amendment Effective Date and ending on the date that is 18 months following the Second Amendment Effective Date (the “Discounted Voluntary Prepayment Period”) pursuant to the procedures described in this Section 2.1 (the transactions described in this Section 2.1, collectively, the “Discounted Voluntary Prepayment Transaction”). In connection with any Discounted Voluntary Prepayment, the Borrower will notify the Prepayment Agent, and the Prepayment Agent will promptly notify all of the Lenders with outstanding Term Loans (the “Prepayment Notice”), that the Borrower desires to prepay Term Loans with cash in an aggregate amount specified by the Borrower (which cash amount shall be not less than $10,000,000 in the aggregate, in each case, excluding any interest paid or payable under Section 2.1(c) hereof and any fees paid or payable in connection with such Discounted Voluntary Prepayment; each, a “Prepayment Amount”) at a discount within a range of not greater than 5 percentage points specified by the Borrower with respect to each Discounted Voluntary Prepayment (the “Discount”) equal to a percentage of par of the principal amount of Term Loans being prepaid; provided that (i) the aggregate Prepayment Amounts for all Discounted Voluntary Prepayments undertaken by the Borrower of Term Loans prepaid during the Prepayment Period shall not exceed $100,000,000 in the aggregate (excluding any interest paid or payable under Section 2.1(c) hereof and any fees paid or payable in connection with such Discounted Voluntary Prepayments), (ii) immediately after giving effect to each Discounted Voluntary Prepayment (including the payment of all interest and fees related thereto), the sum of (I) the Unrestricted cash and Cash Equivalents of the Borrower and the Subsidiary Guarantors plus (II) the Total Unutilized Revolving Loan Commitment at such time shall equal or exceed $75,000,000, (iii) at the time of each Discounted Voluntary Prepayment, (A) the Borrower’s corporate rating by S&P shall not be less than B (with not less than a negative outlook) and (B) the Borrower’s corporate family rating by Moody’s shall not be less than B2 (with not less than a negative outlook), (iv) without limiting the requirements of preceding sub-clause (iii), if either S&P or Moody’s ever downgrades the Borrower’s corporate rating or corporate family rating, as applicable to levels less than those described in sub-clause (iii)(A) or (B) immediately above as a result of any Discounted Voluntary Prepayment being deemed to be a “distressed exchange” (and S&P or Moody’s, as applicable, has issued a written report or written statement that the reason for such downgrade is such Discounted Voluntary Prepayment being deemed to be a “distressed exchange”), then, with respect to each Discounted Voluntary Prepayment to be consummated thereafter (even if such downgrade is subsequently “cured”), each of S&P and Moody’s shall have confirmed in writing to the Borrower that the proposed Discounted Voluntary Prepayment shall not be deemed to be a “distressed exchange”, (v) at the time of each Discounted Voluntary Prepayment, the Borrower shall have delivered to the Prepayment Agent an officer’s certificate of an Authorized Officer of the Borrower certifying that neither S&P nor Moody’s has notified the Borrower or any of its Subsidiaries in writing that it will deem the proposed Discounted Voluntary Prepayment to be a “distressed exchange” (or, if preceding clause (iv) is applicable at such time, certifying as to compliance with preceding clause (iv)), (vi) no more than 16 Prepayment Notices in the aggregate may be issued by the Borrower during the Discounted Voluntary Prepayment Period and (vii) in no event shall the Discount for any Discounted Voluntary Prepayment be less than 5%. A Discounted Voluntary Prepayment shall be deemed to have been made during the Discounted Voluntary Prepayment Period if the Borrower shall have provided the Prepayment Agent with a Prepayment Notice with respect to such Discounted Voluntary Prepayment during the Discounted Voluntary Prepayment Period and so long as such Discounted Voluntary Prepayment is to occur within 14 days of such Prepayment Notice.

(b) In connection with a Discounted Voluntary Prepayment, the Borrower will allow each Lender of outstanding Term Loans to specify (a “Prepayment Offer”) a discount to par (the “Acceptable Discount”) for a principal amount (subject to rounding requirements specified by the Prepayment Agent) of such Lender’s Term Loans at which such Lender is willing to permit such Discounted Voluntary Prepayment (“Offered Term Loans”) (and which Acceptable Discount shall be within the range of not greater than 5 percentage points specified by the Borrower with respect to such Discounted Voluntary Prepayment). Subject to the terms hereof, the Borrower will accept Prepayment Offers in the order of lowest to highest prepayment price specified by the respective Lenders in the Prepayment Offers so as to enable the Borrower to complete the Discounted Voluntary Prepayment for up to the full Prepayment Amount as provided below. Based on the Acceptable Discounts and principal amounts of Term Loans specified by the Lenders, the applicable discount to par (the “Applicable Discount”) for the Discounted Voluntary Prepayment will be either (A) the highest Acceptable Discount (i.e., the lowest prepayment price) at which the Borrower can complete the Discounted Voluntary Prepayment for the full Prepayment Amount that is within the range for the Discount specified by the Borrower (determined by adding the principal amounts of Offered Term Loans commencing with the Offered Term Loans with the highest Acceptable Discount and applying the Applicable Discount) or (B) in the event that the Borrower cannot complete the Discounted Voluntary Prepayment for the full Prepayment Amount at any Acceptable Discount (determined by adding the principal amounts of Offered Term Loans commencing with the Offered Term Loans with the highest Acceptable Discount and applying the Applicable Discount), the Applicable Discount shall be the lowest Acceptable Discount (i.e., the highest prepayment price) specified by the Lenders that is within the range for the Discount specified by the Borrower; provided that the Borrower, in its sole discretion, may elect to revoke, modify or cancel the Prepayment Notice rather than complete a Discounted Voluntary Prepayment of less than the full Prepayment Amount pursuant to this sub-clause (B). The Borrower shall prepay Term Loans (or the respective portions thereof) offered by Lenders at the Acceptable Discounts specified by each such Lender that are equal to or greater than the Applicable Discount (“Qualifying Term Loans”) at the Applicable Discount; provided that if the aggregate cash amount required to prepay Qualifying Term Loans (excluding any interest payable under Section 2.1(c) hereof and fees payable in connection with such Discounted Voluntary Prepayment) would exceed the Prepayment Amount for such Discounted Voluntary Prepayment, the Borrower shall prepay such Qualifying Term Loans at the Applicable Discount ratably based on the respective principal amounts of such Qualifying Term Loans (subject to rounding requirements specified by the Prepayment Agent).

(c) All Term Loans prepaid by the Borrower pursuant to this Section 2.1 shall be accompanied by payment of accrued and unpaid interest on the par principal amount so prepaid to, but not including, the date of prepayment.

(d) The par principal amount of Term Loans of the respective Tranche prepaid pursuant to this Section 2.1 shall be applied to reduce the remaining Scheduled Repayments of such Tranche of Term Loans of the applicable Lenders being repaid on a pro rata basis.

(e) Each Discounted Voluntary Prepayment shall be consummated pursuant to procedures (including as to timing, rounding and minimum amounts, Type, Interest Periods and other Borrowings of accepted Term Loans, irrevocability of Prepayment Notice and other notices by the Borrower and Lenders and determination of Applicable Discount) established by the Prepayment Agent in consultation with the Borrower; it being understood and agreed that, unless otherwise determined by the Prepayment Agent, all Discounted Voluntary Prepayments within a Tranche of outstanding Term Loans shall be applied to the outstanding Borrowings of such Tranche of Term Loans of each Lender with outstanding Term Loans of such Tranche receiving a prepayment pursuant to the applicable Discounted Voluntary Prepayment under this Section 2.1 on a pro rata basis (based on the relative sizes of the various outstanding Borrowings of such Tranche of Term Loans), so that all Lenders with outstanding Term Loans under the applicable Tranche will continue to participate in each then outstanding Borrowing of such Tranche of Term Loans on a pro rata basis (based upon the then outstanding principal amount of all Term Loans under such Tranche after giving effect to such Discounted Voluntary Prepayment as if made at par). The Lenders further acknowledge and agree that following a Discounted Voluntary Prepayment of a given Tranche of Term Loans, interest payments in respect of such Tranche of Term Loans may be made on a non-pro rata basis among the applicable Lenders to reflect the payment of accrued interest to certain Lenders as provided in Section 2.1(c) hereof.

(f) Except for purposes of the definition of “Excess Cash Flow” appearing in Section 1.01 of the Credit Agreement (as to which a Discounted Voluntary Prepayment shall be treated as specified in such definition as amended by this Second Amendment), each Discounted Voluntary Prepayment shall be without premium or penalty and otherwise constitute an optional prepayment of Term Loans for all purposes under the Credit Agreement. Immediately upon the consummation of each Discounted Voluntary Prepayment, the par principal amount of Term Loans so prepaid (together with accrued interest thereon) shall be permanently retired and extinguished.

(g) The Lenders hereby (i) consent to the transactions described in this Section 2.1 notwithstanding anything to the contrary in the Credit Agreement, (ii) waive the requirements of any provision of the Credit Agreement (including, without limitation, Sections 5.01 and 13.06 thereof) that might otherwise prohibit or conflict with the Discounted Voluntary Prepayment Transaction or result in a Default or an Event of Default as a result of the Discounted Voluntary Prepayment Transaction and (iii) agree that no Discounted Voluntary Prepayment shall give rise to an obligation by any Lender to purchase participations pursuant to Section 13.06 of the Credit Agreement with amounts received by it from such Discounted Voluntary Prepayment.

(h) The Borrower hereby confirms to the Lenders that any gain recognized as a result of any Discounted Voluntary Prepayment is (shall be treated as) non-cash income (and non-cash gains) for purposes of the Credit Agreement.

(i) This Second Amendment shall neither (i) require the Borrower to undertake any Discounted Voluntary Prepayment during the Discounted Voluntary Prepayment Period nor (ii) limit or restrict the Borrower from making voluntary prepayments of the Loans, before or after the Second Amendment, at any time in accordance with the provisions of the Credit Agreement as in effect prior to the Second Amendment Effective Date.

ARTICLE 3

Amendments to Credit Agreement

Section 3.1 Definitions. (a) Section 1.01 of the Credit Agreement is hereby amended by inserting in the appropriate alphabetical order the following new definitions:

“Second Amendment” shall mean the Second Amendment to this Agreement dated as of May 29, 2009.

“Second Amendment Effective Date” shall have the meaning provided in the Second Amendment.

“Senior Secured Notes” shall mean (a) any senior secured Indebtedness of the Borrower, which may be guaranteed on a senior secured basis by one or more Subsidiary Guarantors, all of the terms and conditions of which (including, without limitation, with respect to interest rate, call protection, amortization, redemption provisions, maturities, covenants, defaults, remedies, collateral and guaranties) are on market terms for senior secured notes, as such Indebtedness may be amended, restated, modified and/or supplemented from time to time in accordance with the terms hereof and thereof; provided, that in any event, unless the Required Lenders otherwise expressly consent in writing prior to the issuance thereof, (i) no such Indebtedness shall be guaranteed by any Person other than a Subsidiary Guarantor, (ii) no such Indebtedness shall be secured by any assets other than Collateral and such security may rank pari passu with (but not senior to) the respective Liens created pursuant to the Security Documents and shall be subject to the terms of the Senior Secured Notes Intercreditor Agreement, (iii) no such Indebtedness shall be subject to any scheduled amortization, mandatory redemption, mandatory repayment or mandatory prepayment, sinking fund or similar payment (other than, in each case, customary offers to repurchase upon a change of control, asset sale or event of loss and customary acceleration rights after an event of default) or have a final maturity date, in either case prior to the date occurring six months following the latest Maturity Date, (iv) the terms of such Indebtedness (including, without limitation, all covenants, defaults, guaranties, collateral and remedies, but excluding as to interest rate and redemption premium), taken as a whole, are no more restrictive or onerous (other than provisions of the Trust Indenture Act of 1939, as amended, which may be applicable to such Indebtedness) in any material respect than the terms applicable to the Borrower and its Subsidiaries under this Agreement and the other Credit Documents, provided that a certificate of an Authorized Officer of the Borrower delivered to the Administrative Agent in good faith at least seven Business Days (or such shorter period as the Administrative Agent may reasonably agree) prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or the then most current drafts of the documentation relating thereto, certifying that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement, and (v) the indenture or other applicable agreement governing such Indebtedness (including any related guaranties and collateral) shall not include any financial performance “maintenance” covenants (whether stated as a covenant, default or otherwise, although “incurrence-based” financial tests may be included); (b) any notes issued by the Borrower in exchange for, and as contemplated by, the terms of the senior secured Indebtedness described in clause (a) above and the related registration rights agreement with substantially identical terms (except as to transferability) as the senior secured Indebtedness described in clause (a) above; and (c) any refinancing, refunding, renewal or extension of any senior secured Indebtedness described in clause (a) or (b) above; provided that in connection with any such refinancing, refunding, renewal or extension, (x) the principal amount of any such Indebtedness is not increased above the principal amount thereof outstanding immediately prior to such refinancing, refunding, renewal or extension (plus accrued and unpaid interest and premium (including tender premiums) thereon and underwriting discounts, defeasance costs, fees, commissions and expenses) and (y) such Indebtedness otherwise complies with the terms of clause (a) or (b) above, as applicable. The incurrence of Senior Secured Notes shall be deemed to be a representation and warranty by the Borrower that all conditions thereto have been satisfied in all material respects and that the incurrence of such Senior Secured Notes is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder, including, without limitation, Sections 8 and 11.

“Senior Secured Notes Documents” shall mean, on and after the execution and delivery thereof, each note, instrument, indenture, agreement, guaranty, security document, the Senior Secured Notes Intercreditor Agreement and any other document relating to each incurrence of Senior Secured Notes, as the same may be amended, modified and/or supplemented from time to time in accordance with the terms hereof and thereof.

“Senior Secured Notes Intercreditor Agreement” shall mean an intercreditor agreement, on customary terms and in form and substance reasonably satisfactory to the Credit Parties and the Collateral Agent, entered into among the Credit Parties, the Collateral Agent and each relevant financial institution acting in its capacity as a collateral agent under Senior Secured Notes Documents in respect of an issuance of Senior Secured Notes, as the same may be amended, modified or supplemented from time to time.

(b) The definition of “Change of Control” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “, any Senior Secured Notes Document” immediately following the text “any Additional Senior Notes Document” appearing therein.

(c) The definition of “Credit Documents” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “the Senior Secured Notes Intercreditor Agreement,” immediately following the text “each Note,” appearing therein.

(d) The definition of “Documents” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “, the Senior Secured Notes Documents” immediately following the text “the Additional Senior Notes Documents” appearing therein.

(e) The definition of “Excess Cash Flow” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “(other than any Discounted Voluntary Prepayment made as contemplated by the Second Amendment)” immediately following the text “(y) made as a voluntary prepayment pursuant to Section 5.01” appearing in clause (b)(ii) of such definition.

(f) The definition of “Headquarters” appearing in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the text “Fairport,” appearing therein, and (ii) deleting the text “is located as of the First Amendment Effective Date,” appearing therein and replacing it with the text “is or is proposed to be located from time to time,”.

(g) The definition of “Headquarters Non-Recourse Mortgage Debt” appearing in Section 1.01 of the Credit Agreement is hereby amended by (i) inserting the text “any Senior Secured Notes,” immediately following the text “any Additional Senior Notes,” appearing in such definition, (ii) deleting the text “and (vi)” appearing in the proviso of such definition and inserting the text “, (vi) no more than one Headquarters location may be financed with such Indebtedness at any one time and (vii)” in lieu thereof.

(h) The definition of “L/C Supportable Obligations” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “(s) any Senior Secured Notes,” immediately following the text “other than obligations in respect of” appearing in such definition.

Section 3.2 Mandatory Repayments. Section 5.02(c) of the Credit Agreement is hereby amended by (i) deleting the parenthetical appearing therein and inserting the following new parenthetical in lieu thereof “(other than Indebtedness permitted to be issued or incurred pursuant to Section 10.04 (other than clause (xvii) thereof and, to the extent provided in the immediately succeeding sentence, clause (xx) thereof) as such section is in effect on the Second Amendment Effective Date)” (ii) and inserting the following sentence at the end thereof:

“For the avoidance of doubt, 100% of the Net Cash Proceeds from the issuance of any Senior Secured Notes (other than the Net Cash Proceeds from the issuance of any Senior Secured Notes described in clause (c) of the definition thereof) shall be applied as provided above in this Section 5.02(c).”

Section 3.3 Pledge Agreement Collateral Representation and Warranty. Section 8.11(b) of the Credit Agreement is hereby amended by inserting the following new text at the end of the first sentence thereof:

“and Liens permitted under Section 10.01(xxviii)”.

Section 3.4 Other Reports and Filings. Section 9.01(g) of the Credit Agreement is hereby amended by inserting the text “, any Senior Secured Notes” immediately after the text “Permitted Subordinated Debt” appearing in said Section.

Section 3.5 Further Assurances. Section 9.12(a) of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

“The Borrower will, and will cause each other Credit Party to, ensure that the assets serving as security for the Senior Secured Notes Documents are no more expansive than the assets constituting Collateral pursuant to the Security Documents and the Liens created pursuant to the Senior Secured Notes Documents are at all times subject to the Senior Secured Notes Intercreditor Agreement. Notwithstanding anything in this Agreement or in the other Credit Documents to the contrary, Liens created pursuant to Section 10.01(xxviii) may be created and incurred and remain outstanding so long as the Senior Secured Notes are issued in accordance with this Agreement and any representation, warranty, or covenant that could be violated or Default or Event of Default that could occur as a result thereof shall be deemed to have been modified to permit such Liens.”

Section 3.6 Liens. Section 10.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (xxvi) of said Section, (ii) deleting the period appearing at the end of clause (xxvii) of said Section and inserting “; and” in lieu thereof and (iii) inserting the following new clause immediately following said clause (xxvii):

“(xxviii) Liens created by or pursuant to the Senior Secured Notes Documents (which Liens may rank pari passu with the Liens granted under the Security Documents), so long such Liens are limited to assets constituting Collateral pursuant to the Security Documents and are subject to the Senior Secured Notes Intercreditor Agreement.”

Section 3.7 Indebtedness. Section 10.04 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (xviii) of said Section, (ii) deleting the period appearing at the end of clause (xix) of said Section and inserting “; and” in lieu thereof and (iii) inserting the following new clause immediately following said clause (xix):

“(xx) Indebtedness of the Borrower represented by the Senior Secured Notes, and secured guaranties thereof by the Subsidiary Guarantors, so long as (I) all such Indebtedness is incurred in accordance with the requirements of the definition of Senior Secured Notes, (II) a Senior Secured Notes Intercreditor Agreement shall have been duly authorized, executed and delivered at the time of the issuance of any Senior Secured Notes and shall be in full force and effect, (III) 100% of the Net Cash Proceeds therefrom (other than the Net Cash Proceeds from the issuance of any Senior Secured Notes described in clause (c) of the definition thereof which shall not be subject to this clause (III)) are used on the date of incurrence thereof to repay outstanding Term Loans pursuant to Section 5.02(c), (IV) in the case of any issuance of any Senior Secured Notes described in clause (a) or (c) of the definition thereof, no Default or Event of Default exists at the time of incurrence thereof or would result therefrom, (V) in the case of any issuance of any Senior Secured Notes described in clause (a) or (c) of the definition thereof, calculations are made by the Borrower demonstrating compliance, on a Pro Forma Basis, with the Financial Covenant for the Calculation Period most recently ended prior to the date of the respective incurrence of such Senior Secured Notes (determined after giving effect to the incurrence of such Senior Secured Notes) and (VI) the Borrower shall have furnished to the Administrative Agent a certificate from an Authorized Officer certifying as to compliance with the requirements of preceding clauses (I), (III), and in the case of any issuance of any Senior Secured Notes described in clause (a) or (c) of the definition thereof, preceding clauses (IV) and (V) and containing the calculations (in reasonable detail) required by preceding clause (V);

Section 3.8 Limitations on Payments. Section 10.09(iii) of the Credit Agreement is hereby amended by (i) inserting the text “, Senior Secured Notes Document” immediately following the text “Additional Senior Notes Document” appearing therein, and (ii) inserting the text “(v) the Senior Secured Notes may be exchanged as described in clause (b) of the definition of such term, (w) so long as no Default or Event of Default then exists or would result therefrom, the Borrower may refinance (and, in connection therewith, prepay) any then outstanding Senior Secured Notes with a new issuance of Senior Secured Notes, Additional Senior Notes or Permitted Subordinated Debt and/or with the net cash proceeds received by the Borrower after May 29, 2009 from the issuance of its Equity Interests,” immediately following the text “provided, however,” appearing therein.

Section 3.9. Modifications of Certain Documents. Section 10.09(iv) of the Credit Agreement is hereby amended by (i) inserting the text “, Senior Secured Notes Document” immediately following the text “Additional Senior Notes Document” appearing therein and (ii) inserting the text “(w) restrict the exchange of Senior Secured Notes as permitted in clause (iii) above or restrict the refinancing of Senior Secured Notes as permitted in clause (iii) above” immediately following the text “nothing in this clause (iv) shall,” appearing therein.

Section 3.10. Limitation on Certain Restrictions on Subsidiaries. Section 10.10 of the Credit Agreement is hereby amended by inserting the text “, the Senior Secured Notes Documents” immediately following the text “the Additional Senior Notes Documents” appearing in clause (iii) thereof.

Section 3.11. Events of Default. Section 11 of the Credit Agreement is hereby amended by (i) inserting the text “or” immediately following Section 11.14 thereof and (ii) inserting the following new Section 11.15 immediately following Section 11.14:

“Section 11.15 Senior Secured Notes Intercreditor Agreement. After the execution and delivery thereof, the Senior Secured Notes Intercreditor Agreement or any provision thereof shall cease to be in full force and effect (other than (x) in accordance with the terms of the Senior Secured Notes Intercreditor Agreement or (y) as a result of any action or inaction on the part of the Administrative Agent, the Collateral Agent or any Lender) and such ceasing of the effectiveness of any such provision could reasonably be expected to be adverse to the interests of the Lenders in any material respect;”.

Section 3.12. Appointment. Section 12.01(a) of the Credit Agreement is hereby amended by inserting the text “and the Senior Secured Notes Intercreditor Agreement” immediately following the text “pursuant to the Security Documents” appearing in sub-clause (x) thereof.

Section 3.13 Collateral Matters. (a) Section 12.10(a) of the Credit Agreement is hereby amended by (i) inserting the following new sentence immediately after the first sentence thereof:

“In addition, from immediately prior to and after the issuance of any Senior Secured Notes, each Lender, for the benefit of all parties to this Agreement, authorizes and directs the Collateral Agent to enter into the Senior Secured Notes Intercreditor Agreement and any amendments to the Security Documents that may be necessary in connection therewith for the benefit of the Lenders and the Secured Creditors. The Collateral Agent agrees, for the benefit of all parties to this Agreement, to negotiate in good faith and in a timely manner the Senior Secured Notes Intercreditor Agreement and any necessary amendments to the Security Documents, in each case, on customary terms and, to the extent that the respective parties have agreed to such terms, to enter into such documents immediately prior to such issuance.”; and

(ii) inserting the text “, the Senior Secured Notes Intercreditor Agreement” immediately following the text “this Agreement” appearing in the second sentence thereof.

(b) Section 12.10(b) of the Credit Agreement is hereby amended by inserting the text “or the Senior Secured Notes Intercreditor Agreement” immediately following the text “relevant Security Documents” appearing at the end of clause (iv) of the first sentence thereof.

Section 3.14 Senior Secured Notes Intercreditor Agreement. The Credit Agreement is hereby amended by inserting the following new Section 13.19 immediately following Section 13.18:

“13.19 OTHER LIENS ON COLLATERAL; TERMS OF SENIOR SECURED NOTES INTERCREDITOR AGREEMENT; ETC. (a) EACH LENDER UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT LIENS RANKING PARI PASSU WITH THE LIENS CREATED BY OR PURSUANT TO THE SECURITY DOCUMENTS MAY BE CREATED ON THE COLLATERAL PURSUANT TO THE SENIOR SECURED NOTES DOCUMENTS, WHICH LIENS, IF GRANTED, SHALL BE SUBJECT TO THE TERMS AND CONDITIONS OF THE SENIOR SECURED NOTES INTERCREDITOR AGREEMENT. THE TERMS OF THE SENIOR SECURED NOTES INTERCREDITOR AGREEMENT MAY PROVIDE (A) THAT THE SENIOR SECURED NOTES INTERCREDITOR AGREEMENT MAY BE MODIFIED BY THE COLLATERAL AGENT TO ACCOMMODATE MORE THAN ONE ISSUANCE OF SENIOR SECURED NOTES IN ACCORDANCE WITH THE PROVISIONS THEREOF AND (B) IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE SENIOR SECURED NOTES INTERCREDITOR AGREEMENT AND ANY OF THE CREDIT DOCUMENTS, THE PROVISIONS OF THE SENIOR SECURED NOTES INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.

(B) EACH LENDER AUTHORIZES AND INSTRUCTS THE COLLATERAL AGENT TO ENTER INTO THE SENIOR SECURED NOTES INTERCREDITOR AGREEMENT ON BEHALF OF THE LENDERS IN ACCORDANCE WITH THIS AGREEMENT, AND TO TAKE ALL ACTIONS (AND EXECUTE ALL DOCUMENTS) REQUIRED (OR DEEMED ADVISABLE) BY IT IN ACCORDANCE WITH THE TERMS OF THE SENIOR SECURED NOTES INTERCREDITOR AGREEMENT INCLUDING ANY NECESSARY AMENDMENTS TO THE SECURITY DOCUMENTS.

(C) THE PROVISIONS OF THIS SECTION 13.19 ARE NOT INTENDED TO SUMMARIZE ALL RELEVANT PROVISIONS OF THE SENIOR SECURED NOTES INTERCREDITOR AGREEMENT. ONCE EXECUTED AND DELIVERED, REFERENCE MUST BE MADE TO THE SENIOR SECURED NOTES INTERCREDITOR AGREEMENT ITSELF TO UNDERSTAND ALL TERMS AND CONDITIONS THEREOF. NEITHER THE ADMINISTRATIVE AGENT NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION TO ANY LENDER AS TO THE SUFFICIENCY OR ADVISABILITY OF THE PROVISIONS CONTAINED IN THE SENIOR SECURED NOTES INTERCREDITOR AGREEMENT. EACH LENDER IS FURTHER AWARE THAT THE ADMINISTRATIVE AGENT MAY ALSO ACT IN A COLLATERAL AGENCY CAPACITY UNDER THE SENIOR SECURED NOTES DOCUMENTS, AND EACH LENDER HEREBY IRREVOCABLY WAIVES ANY OBJECTION THERETO OR CAUSE OF ACTION ARISING THEREFROM.

ARTICLE 4

Miscellaneous

Section 4.1 Conditions to Effectiveness. This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) on which:

(a) Second Amendment. The Administrative Agent and the Collateral Agent shall have executed and delivered this Second Amendment and the Administrative Agent shall have received this Second Amendment, executed and delivered by a duly authorized officer of each of the Borrower and the Required Lenders.

(b) Acknowledgment and Confirmation. The Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit A hereto, executed and delivered by an authorized officer of the Borrower and each other Credit Party.

(c) No Default. No Default or Event of Default shall have occurred and be continuing under the Credit Agreement.

(d) Amendment Fee. The Borrower shall have paid to each Lender which has executed and delivered to the Administrative Agent (or its designee) a counterpart hereof by 5:30 P.M. (New York City time) on May 29, 2009 (or, if the Second Amendment Effective Date has not occurred by 5:00 P.M. (New York City time) on such date, to each Lender which has executed and delivered to the Administrative Agent (or its designee) a counterpart hereof by the time that the Second Amendment becomes effective), a non-refundable cash fee (the “Amendment Fee”) in Dollars in an amount equal to 10 basis points (0.10%) on an amount equal to the sum of (i) the aggregate principal amount of all Term Loans of such Lender outstanding on the Second Amendment Effective Date (immediately prior to the occurrence thereof) plus (ii) the Revolving Loan Commitment of such Lender as in effect on the Second Amendment Effective Date (immediately prior to the occurrence thereof). The Amendment Fee shall be payable upon the Second Amendment becoming effective and, upon the Second Amendment becoming effective, shall not be subject to counterclaim or set-off, or be otherwise affected by, any claim or dispute relating to any other matter. The Amendment Fee shall be paid by the Borrower to the Administrative Agent for distribution to the relevant Lenders on the Second Amendment Effective Date.

(e) Fees and Expenses. The Borrower shall have paid to the Administrative Agent (and/or its respective affiliates) and White & Case LLP all fees, costs and expenses reflected in the invoice dated February 23, 2009 as well as all further fees, costs and expenses to the extent then due and invoiced as of May 27, 2009 in connection with the transactions contemplated by this Second Amendment.

Section 4.2 Representation and Warranties. After giving effect to the waivers and amendments contained herein, on the Second Amendment Effective Date the Borrower hereby confirms that the representations and warranties set forth in Section 8 of the Credit Agreement are true and correct in all material respects on and as of the Second Amendment Effective Date with the same effect as though made on and as of the Second Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

Section 4.3 Prepayment Agent. The Prepayment Agent shall be deemed an Agent for purposes of Section 12 of the Credit Agreement and shall be entitled to the benefits thereof.

Section 4.4 Continuing Effect; No Other Waivers or Amendments. This Second Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Credit Documents except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower or any Subsidiary of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly waived hereby, the provisions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect in accordance with their terms.

Section 4.5 Counterparts. This Second Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

Section 4.6 References to Credit Agreement. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.

Section 4.7 Payment of Fees and Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.

Section 4.8 GOVERNING LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

* * *

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

PAETEC HOLDING CORP.

By:	/s/ Keith M. Wilson
Name:	Keith M. Wilson
Title:	Executive Vice President and Chief Financial Officer

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent, Collateral Agent and as a Lender

By:	/s/ Anca Trifan
Name:	Anca Trifan
Title:	Director

By:	/s/ Yvonne Tilden
Name:	Yvonne Tilden
Title:	Director

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

ABS LOANS 2007 LIMITED, A SUBSIDIARY OF GS INSTITUTIONAL FUNDS II PLC

By:	/s/ Keith Rothwell
Name:	Keith Rothwell
Title:	Authorised Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

LANDMARK III CDO Limited

By:	Aladdin Capital Management, as a Lender

By:	/s/ James Bragg
Name:	James Bragg
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

LANDMARK IV CDO Limited

By:	Aladdin Capital Management, as a Lender

By:	/s/ James Bragg
Name:	James Bragg
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

LANDMARK V CDO Limited

By:	Aladdin Capital Management, as a Lender

By:	/s/ James Bragg
Name:	James Bragg
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

LANDMARK VI CDO Limited

By:	Aladdin Capital Management, as a Lender

By:	/s/ James Bragg
Name:	James Bragg
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

LANDMARK VII CDO Limited

By:	Aladdin Capital Management, as a Lender

By:	/s/ James Bragg
Name:	James Bragg
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND
AMENDMENT AND WAIVER TO CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
REFERENCED ABOVE, AMONG PAETEC
HOLDING CORP., VARIOUS LENDERS AND
DEUTSCHE BANK TRUST COMPANY
AMERICAS, AS ADMINISTRATIVE AGENT
AND COLLATERAL AGENT

NAME OF INSTITUTION:

LANDMARK VIII CLO Limited

By:	Aladdin Capital Management, as a Lender

By:	/s/ James Bragg
Name:	James Bragg
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

LANDMARK IX CDO Limited

By:	Aladdin Capital Management, as a Lender

By:	/s/ James Bragg
Name:	James Bragg
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

GREYROCK CDO Limited

By:	Aladdin Capital Management, as a Lender

By:	/s/ James Bragg
Name:	James Bragg
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

AllianceBernstein Institutional Investments - Senior Loan Portfolio

By:	AllianceBernstein L.P., as Manager

/s/ Michael E. Sohr
Name:	MICHAEL E. SOHR
Title:	SENIOR VICE PRESIDENT

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

ABCLO 2007-1, Ltd.

By:	AllianceBernstein L.P., as Manager

/s/ Michael E. Sohr
Name:	MICHAEL E. SOHR
Title:	SENIOR VICE PRESIDENT

SIGNATURE PAGE TO THE SECOND
AMENDMENT AND WAIVER TO CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
REFERENCED ABOVE, AMONG PAETEC
HOLDING CORP., VARIOUS LENDERS AND
DEUTSCHE BANK TRUST COMPANY
AMERICAS, AS ADMINISTRATIVE AGENT
AND COLLATERAL AGENT

Ares IX CLO Ltd

By:	Ares CLO Management IX, L.P.,
Investment Manager

By:	Ares CLO GP IX, LLC,
Its General Partner

By:	/s/ Jeff Moore
Name:	JEFF MOORE
Title:	VICE PRESIDENT

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Ares VIR CLO Ltd.

By:	Ares CLO Management VIR, L.P.,
Investment Manager

By:	Ares CLO GP VIR, LLC,
Its General Partner

By:	/s/ Jeff Moore
Name:	JEFF MOORE
Title:	VICE PRESIDENT

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Ares VR CLO Ltd.

By:	Ares CLO Management VR, L.P., Investment Manager

By:	Ares CLO GP VR, LLC, Its General Partner

By:	/s/ Jeff Moore
Name:	JEFF MOORE
Title:	VICE PRESIDENT

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

ARES IIIR/IVR CLO LTD.

By:	ARES CLO MANAGEMENT IIIR/IVR, L.P.

By:	ARES CLO GP IIIR/IVR, LLC, ITS GENERAL PARTNER

By:	ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ JEFF MOORE
Name:	JEFF MOORE
Title:	VICE PRESIDENT

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

ARES XII CLO LTD.

By:	ARES CLO MANAGEMENT XII, L.P.
By:	ARES CLO GP XII, LLC, ITS GENERAL PARTNER
By:	ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ JEFF MOORE
Name:	JEFF MOORE
Title:	VICE PRESIDENT

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

ARES XI CLO Ltd.

By:	ARES CLO MANAGEMENT XI, L.P.

By:	ARES CLO GP XI, LLC, ITS GENERAL PARTNER

By:	ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ JEFF MOORE
Name:	JEFF MOORE
Title:	VICE PRESIDENT

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

ARES ENHANCED LOAN INVESTMENT STRATEGY III, LTD.

By:	ARES ENHANCED LOAN MANAGEMENT III, L.P.
By:	ARES ENHANCED LOAN III GP, LLC, ITS GENERAL PARTNER
By:	ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ JEFF MOORE
Name:	JEFF MOORE
Title:	VICE PRESIDENT

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.

By:	Ares Enhanced Loan Management II, L.P.,
Investment Manager

By:	Ares Enhanced Loan GP II, LLC
Its General Partner

By:	/s/ JEFF MOORE
Name:	JEFF MOORE
Title:	VICE PRESIDENT

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

VINACASA CLO, LTD.

By:	Babson Capital Management LLC as
Collateral Servicer

By:	/s/ GEOFFREY TAKACS
Name:	GEOFFREY TAKACS
Title:	Director

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION: BALLYROCK CLO 2006-1 LIMITED, BY: BALLYROCK INVESTMENT ADVISORS LLC, AS COLLATERAL MANAGER

By:	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

BALTIC FUNDING LLC

By:	/s/ Tara E. Kenny
Name:	Tara E. Kenny
Title:	Assistant Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

BCI 1 LOAN FUNDING LLC

By:	/s/ LYNETTE SKREHOT
Name:	LYNETTE SKREHOT
Title:	DIRECTOR

BANK OF AMERICA, N.A.

By:	/s/ Jonathan M. Barnes
Name:	Jonathan M. Barnes
Title:	Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

BlackRock Senior High Income Fund, Inc.
BlackRock Credit Investors Master Fund II, L.P.
BlackRock Global Floating Rate Income Trust
BlackRock Limited Duration Income Trust
BlackRock Senior Income Series
BlackRock Senior Income Series II
BlackRock Senior Income Series IV
BlackRock Senior Income Series V Limited
BlackRock Global Investment Series: Corporate Loan Income Portfolio
Magnetite V CLO, Limited
Master Senior Floating Rate Trust
Missouri State Employees’ Retirement System
Senior Loan Portfolio
BlackRock Senior Floating Rate Portfolio
BlackRock Debt Strategies Fund, Inc.
BlackRock Diversified Income Strategies Fund, Inc.
BlackRock Floating Rate Income Strategies Fund, Inc.
BlackRock Floating Rate Income Strategies Fund II, Inc.
BlackRock Credit Investors Master Fund, L.P.
BlackRock Defined Opportunity Credit Trust

By:	/s/ AnnMarie Smith
Name:	AnnMarie Smith
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

ESSEX PARK CDO LTD.
By: Blackstone Debt Advisors L.P.
as Collateral Manager

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

INWOOD PARK CDO LTD.
By: Blackstone Debt Advisors L.P.
as Collateral Manager

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

LAFAYETTE SQUARE CDO LTD.
By: Blackstone Debt Advisors L.P.
as Collateral Manager

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

MONUMENT PARK CDO LTD.
By: Blackstone Debt Advisors L.P.
as Collateral Manager

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

PROSPECT PARK CDO LTD.
By: Blackstone Debt Advisors L.P.
as Collateral Manager

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

UNION SQUARE CDO LTD.
By: Blackstone Debt Advisors L.P.
as Collateral Manager

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

LOAN FUNDING VI LLC,
for itself or as agent for Corporate Loan Funding VI LLC

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

BlueMountain CLO LTD.

By:	/s/ Michael Abatemarco
Name:	Michael Abatemarco
Title:	Associate

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

BlueMountain CLO III LTD.

By:	/s/ Michael Abatemarco
Name:	Michael Abatemarco
Title:	Associate

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

BATALLION CLO 2007-1

By:	/s/ Joanna Bensimon
Name:	Joanna Bensimon
Title:	Associate

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Gallatin CLO II 2005-1, LTD
By: UrsaMine Credit Advisors, LLC
as its Collateral Manager

By:	/s/ Justin Driscoll
Name:	Justin Driscoll
Title:	Principal

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Gallatin Funding I, Ltd.
By: UrsaMine Credit Advisors, LLC
as its Collateral Manager

By:	/s/ Justin Driscoll
Name:	Justin Driscoll
Title:	Principal

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Gallatin CLO II 2007-1, LTD
As Assignee
By: UrsaMine Credit Advisors, LLC
as its Collateral Manager

By:	/s/ Justin Driscoll
Name:	Justin Driscoll
Title:	Principal

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Grayston CLO II 2004-1, LTD
By: UrsaMine Credit Advisors, LLC
as its Collateral Manager

By:	/s/ Justin Driscoll
Name:	Justin Driscoll
Title:	Principal

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

By: Callidus Debt Partners CLO Fund II, Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC

By:	/s/ Mavis Taintor
Name:	Mavis Taintor
Title:	Senior Managing Director

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

By: Callidus Debt Partners CLO Fund III, Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC

By:	/s/ Mavis Taintor
Name:	Mavis Taintor
Title:	Senior Managing Director

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

By: Callidus Debt Partners CLO Fund IV, Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC

By:	/s/ Mavis Taintor
Name:	Mavis Taintor
Title:	Senior Managing Director

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

By: Callidus Debt Partners CLO Fund V, Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC

By:	/s/ Mavis Taintor
Name:	Mavis Taintor
Title:	Senior Managing Director

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

By: Callidus Debt Partners CLO Fund VI, Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC

By:	/s/ Mavis Taintor
Name:	Mavis Taintor
Title:	Senior Managing Director

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

By: Callidus Debt Partners CLO Fund VII, Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC

By:	/s/ Mavis Taintor
Name:	Mavis Taintor
Title:	Senior Managing Director

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

By: MAPS CLO Fund I, Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC

By:	/s/ Mavis Taintor
Name:	Mavis Taintor
Title:	Senior Managing Director

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

By: MAPS CLO Fund II, Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC

By:	/s/ Mavis Taintor
Name:	Mavis Taintor
Title:	Senior Managing Director

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Green Island CBNA Loan Funding LLC

By:	/s/ Adam Jacobs
Name:	Adam Jacobs
Title:	Attorney-in-Fact

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

CANARAS SUMMIT CLO LTD

By: Canaras Capital Management LLC
As Sub-Investment Adviser

By:	/s/ Benjamin S. Steger
Name:	Benjamin S. Steger, CFA®
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

CHELSEA PARK CLO LTD.

By: GSO / Blackstone Debt Funds Management LLC
AS COLLATERAL MANAGER

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

CIT Lending Services Corporation

By:	/s/ Joseph Junda
Name:	Joseph Junda
Title:	Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Shinnecock 2006-1 CLO

By:	/s/ Francis Ruchalski
Name:	Francis Ruchalski
Title:	CFO

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

COLUMBUSNOVA CLO IV LTD. 2007-II:

By:	/s/ Tom Bohrer
Name:	Tom Bohrer
Title:	Senior Director

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

COLUMBUSNOVA CLO LTD. 2007-I:

By:	/s/ Tom Bohrer
Name:	Tom Bohrer
Title:	Senior Director

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

CONFLUENT 2 LIMITED

By:	Ares Private Account Management I, L.P., as Sub-Manager

By:	Ares Private Account Management I GP, LLC, as General Partner

By:	Ares Management LLC, as Manager

By:	/s/ JEFF MOORE
Name:	JEFF MOORE
Title:	VICE PRESIDENT

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Confluent 3 Limited
By: Morgan Stanley Investment Management Inc. as Investment Manager

By:	/s/ JOHN HAYES
Name:	JOHN HAYES
Title:	EXECUTIVE DIRECTOR

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Atrium

By:	/s / LINDA R. KARN
Name:	LINDA R. KARN
Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

ATRIUM II

By:	/s/ LINDA R. KARN
Name:	LINDA R. KARN
Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

ATRIUM III

By:	/s/ LINDA R. KARN
Name:	LINDA R. KARN
Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

CSAM Funding II

By:	/s/ LINDA R. KARN
Name:	LINDA R. KARN
Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Madison Park Funding IV

By:	/s/ LINDA R. KARN
Name:	LINDA R. KARN
Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Madison Park Funding V

By:	/s/ LINDA R. KARN
Name:	LINDA R. KARN
Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Madison Park Funding VI

By:	/s/ LINDA R. KARN
Name:	LINDA R. KARN
Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

DUANE STREET CLO V, LTD
By: DiMaio Ahmad Capital LLC, as Manager

By:	/s/ Paul Travers
Name:	Paul Travers
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Duane Street CLO I, Ltd.
By: DiMaio Ahmad Capital LLC, As Collateral Manager

By:	/s/ Paul Travers
Name:	Paul Travers
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Duane Street CLO III, Ltd. By: DiMaio Ahmad Capital LLC, As Collateral Manager

By:	/s/ Paul Travers
Name:	Paul Travers
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Duane Street CLO IV, Ltd. By: DiMaio Ahmad Capital LLC, As Collateral Manager

By:	/s/ Paul Travers
Name:	Paul Travers
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION: BALLYROCK CLO III LIMITED, BY: BALLYROCK INVESTMENT ADVISORS LLC, AS COLLATERAL MANAGER

By:	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION: FIDELITY PURITAN TRUST: FIDELITY PURITAN FUND

By:	/s/ Paul Murphy
Name:	Paul Murphy
Title:	Assistant Treasurer

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION: FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR HIGH INCOME ADVANTAGE FUND

By:	/s/ Paul Murphy
Name:	Paul Murphy
Title:	Assistant Treasurer

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

PENSION INVESTMENT COMMITTEE OF GENERAL MOTORS FOR GENERAL MOTORS EMPLOYEES DOMESTIC GROUP PENSION TRUST, BY: PYRAMIS GLOBAL ADVISORS TRUST COMPANY, AS INVESTMENT MANAGER UNDER POWER OF ATTORNEY

By:	/s/ David Cendorio
Name:	David Cendorio
Title:	VP

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

COMMONWEALTH OF MASSACHUSETTS PENSION RESERVES INVESTMENT MANAGEMENT BOARD, BY: PYRAMIS GLOBAL ADVISORS TRUST COMPANY, AS INVESTMENT MANAGER UNDER POWER OF ATTORNEY

By:	/s/ David Cendorio
Name:	David Cendorio
Title:	VP

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

FOUR CORNERS CLO 2005-I, Ltd,
By: Four Corners Capital Management, LLC
As Collateral Manager

By:	/s/ Kapil Singh
Kapil Singh, CFA
Senior Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Four Corners CLO III, Ltd.
By: Macquarie Funds Group
FKA Four Corners Capital Management, LLC
As Collateral Manager

Title:	Senior Vice President
By:	/s/ Kapil Singh
Name:	Kapil Singh, CFA

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Four Corners CLO II, Ltd.

By:	/s/ Sean Bresnahan
Name:	Sean Bresnahan
Title:	Assistant Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

FRIEDBERGMILSTEIN PRIVATE CAPITAL FUND I By: GSO / Blackstone Debt Funds Management LLC as Subadviser to FriedbergMilstein LLC

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

General Electric Capital Corporation

By:	/s/ Jason Soto
Name:	Jason Soto
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Genesis CLO 2007-1 Ltd.
By: Ore Hill Partners LLC
Its: Investment Advisor

By:	/s/ CLAUDE A. BAUM
Name:	CLAUDE A. BAUM, ESQ.
Title:	GENERAL COUNSEL ORE HILL PARTNERS LLC

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

GOLDMAN SACHS ASSET MANAGEMENT CLO, PUBLIC LIMITED COMPANY
By: Goldman Sachs Asset Manager, L.P., as Manager

By:	/s/ Sandra L. Stulberger
Name:	Sandra L. Stulberger
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

FOXE BASIN CLO 2003, LTD.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

GALE FORCE 2 CLO, LTD.
By GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

GALE FORCE 3 CLO, LTD.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

GALE FORCE 4 CLO, LTD.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

HUDSON STRAITS CLO 2004, LTD.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

GULF STREAM-COMPASS CLO 2004-I, LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-COMPASS CLO 2005-I, LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-COMPASS CLO 2005-II, LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-SEXTANT CLO 2006-I, LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-RASHINBAN CLO 2006-I, LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-COMPASS CLO 2007-I, LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Barry K. Love
Name:	Barry K. Love

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The Hartford Mutual Funds, Inc., on behalf of
The Hartford Floating Rate Fund
By Hartford Investment Management Company, its Sub-advisor

By:	/s/ Michael Pineau
Name:	Michael Pineau
Title:	Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Hartford Institutional Trust, on behalf of its Floating Rate Bank Loan Series
By: Hartford Investment Management Company, Its Investment Manager

By:	/s/ Michael Pineau
Name:	Michael Pineau
Title:	Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

ING PRIME RATE TRUST		ING Investment Management CLO III, LTD.
By:	ING Investment Management Co.	By:	ING Alternative Asset Management LLC,
	as its investment manager		as its investment manager

By:	/s/ Jason Esplin	/s/ Jason Esplin
Name:	Jason Esplin	Name:	Jason Esplin
Title:	Assistant Vice President	Title:	Assistant Vice President

ING International (II) – Senior Bank Loans Euro		ING Investment Management CLO IV, LTD.
By:	ING Investment Management Co.	By:	ING Alternative Asset Management LLC,
	as its investment manager		as its investment advisor

/s/ Jason Esplin		/s/ Jason Esplin
Name:	Jason Esplin	Name:	Jason Esplin
Title:	Assistant Vice President	Title:	Assistant Vice President

ING Investment Management CLO I, Ltd.		ING Investment Management CLO V, LTD.
By:	ING Investment Management Co.	By:	ING Alternative Asset Management LLC,
	as its investment manager		as its investment advisor

/s/ Jason Esplin		/s/ Jason Esplin
Name:	Jason Esplin	Name:	Jason Esplin
Title:	Assistant Vice President	Title:	Assistant Vice President

ING Investment Management CLO II, LTD.		ING Investment Trust Co. Plan for Employee
By:	ING Alternative Asset Management LLC.	Benefit Investment Funds - Senoir Loan Fund
as its investment mamanger

/s/ Jason Esplin		Name:	Jason Esplin
Name:	Jason Esplin	Title:	Assistant Vice President
Title:	Assistant Vice President

103

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

ALZETTE EUROPEAN CLO S.A.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Gregory Stoeckle
Name:	Gregory Stoeckle
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

AVALON CAPITAL LTD. 3
By:	INVESCO Senior Secured Management, Inc.
As Asset Manager

By:	/s/ Gregory Stoeckle
Name:	Gregory Stoeckle
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

BELHURST CLO LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Gregory Stoeckle
Name:	Gregory Stoeckle
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

BLT 2009-1 LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Gregory Stoeckle
Name:	Gregory Stoeckle
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

CELTS CLO 2007-1 LTD.
By:	INVESCO Senior Secured Management, Inc.
As Portfolio Manager

By:	/s/ Gregory Stoeckle
Name:	Gregory Stoeckle
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

CHAMPLAIN CLO LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Gregory Stoeckle
Name:	Gregory Stoeckle
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

CHARTER VIEW PORTFOLIO
By:	INVESCO Senior Secured Management, Inc.
As Investment Advisor

By:	/s/ Gregory Stoeckle
Name:	Gregory Stoeckle
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

DIVERSIFIED CREDIT PORTFOLIO LTD.
By:	INVESCO Senior Secured Management, Inc.
As Investment Adviser

By:	/s/ Gregory Stoeckle
Name:	Gregory Stoeckle
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

AIM FLOATING RATE FUND
By:	INVESCO Senior Secured Management, Inc.
As Sub-Adviser

By:	/s/ Gregory Stoeckle
Name:	Gregory Stoeckle
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

KATONAH V, LTD
By:	INVESCO Senior Secured Management, Inc.
As Investment Manager

By:	/s/ Gregory Stoeckle
Name:	Gregory Stoeckle
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

LOAN FUNDING IX LLC, for itself or as agent for Corporate Loan Funding IX LLC
By:	INVESCO Senior Secured Management, Inc.
As Porfolio Manager

By:	/s/ Gregory Stoeckle
Name:	Gregory Stoeckle
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

LIMEROCK CLO I
By:	INVESCO Senior Secured Management, Inc.
As Manager

By:	/s/ Gregory Stoeckle
Name:	Gregory Stoeckle
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

MOSELLE CLO S.A.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Gregory Stoeckle
Name:	Gregory Stoeckle
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAUTIQUE FUNDING LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Gregory Stoeckle
Name:	Gregory Stoeckle
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

PETRUSSE EUROPEAN CLO S.A.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Gregory Stoeckle
Name:	Gregory Stoeckle
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

SAGAMORE CLO LTD.

By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Gregory Stoeckle
Name:	Gregory Stoeckle
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

SARATOGA CLO I, LIMITED

By:	INVESCO Senior Secured Management, Inc.
As the Asset Manager

By:	/s/ Gregory Stoeckle
Name:	Gregory Stoeckle
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

WASATCH CLO LTD

By:	INVESCO Senior Secured Management, Inc.
As Portfolio Manager

By:	/s/ Gregory Stoeckle
Name:	Gregory Stoeckle
Title:

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

KATONAH VIII CLO LTD.

By:	/S/ DANIEL GILLIGAN
Name:	DANIEL GILLIGAN
Title:	Authorized Officer
Katonah Debt Advisors, L.L.C.
As Manager

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

KATONAH X CLO LTD.

By:	/S/ DANIEL GILLIGAN
Name:	DANIEL GILLIGAN
Title:	Authorized Officer
Katonah Debt Advisors, L.L.C.
As Manager

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

KATONAH 2007-I CLO LTD.

By:	/S/ DANIEL GILLIGAN
Name:	DANIEL GILLIGAN
Title:	Authorized Officer
Katonah Debt Advisors, L.L.C.
As Manager

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

LightPoint CLO VII, Ltd.

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

LightPoint CLO VIII, Ltd.

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

APOSTLE LOOMIS SAYLES CREDIT OPPORTUNITIES FUND

By:	Please See Following Page
Name:
Title:

APOSTLE LOOMIS SAYLES CREDIT OPPORTUNITIES FUND, As Lender

For Loomis, Sayles & Company, L.P., the Investment Manager of the Fund

By:	Loomis, Sayles & Company, Incorporated, the General Partner of Loomis, Sayles & Company, L.P.

By:	/s/ John R. Bell
Name:	John R. Bell
Title:	Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

CONFLUENT 4 LIMITED

By:	Please See Following Page
Name:
Title:

LENDER:	CONFLUENT 4 LIMITED, As Lender

By:	Loomis, Sayles & Company, L.P.,
As Sub-Manager
By:	Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Kevin J. Perry
By:	Kevin J. Perry
Title:	Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

LOOMIS SAYLES CAYMAN LEVERAGED SENIOR LOAN FUND LTD.

By:	Please See Following Page
Name:
Title:

LOOMIS SAYLES CAYMAN LEVERAGED SENIOR LOAN FUND LTD., As Lender

By:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

By:	/s/ John R. Bell
Name:	John R. Bell
Title:	Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

LOOMIS SAYLES CLO I, LTD.

By:	Please See Following Page
Name:
Title:

LOOMIS SAYLES CLO I, LTD.

By	Loomis, Sayles and Company, L.P.,
its collateral manager

By	Loomis, Sayles and Company, Inc.
its general partner

By:	/s/ Kevin P. Charleston
Name:	Kevin P. Charleston
Title:	Executive Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

LOOMIS SAYLES LEVERAGED SENIOR LOAN FUND LTD.

By:	Please See Following Page
Name:
Title:

LOOMIS SAYLES LEVERAGED SENIOR LOAN FUND LTD., As Lender

By:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

By:	/s/ Kevin J. Perry
Name:	Kevin J. Perry
Title:	Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

THE LOOMIS SAYLES SENIOR LOAN FUND, LLC

By:	Please See Following Page
Name:
Title:

THE LOOMIS SAYLES SENIOR LOAN FUND, LLC

By Loomis, Sayles and Company, L.P.
its manager

By Loomis, Sayles and Company, Inc.
its general partner

/s/ Kevin J. Perry
By:	Kevin J. Perry
Title:	Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

THE LOOMIS SAYLES SENIOR LOAN FUND II LLC

By:	Please See Following Page
Name:
Title:

THE LOOMIS SAYLES SENIOR LOAN FUND II LLC

By:	Loomis, Sayles & Company, L.P.,
Its Managing Member

By:	Loomis, Sayles & Company, Inc.,
Its General Partner

/s/ Kevin J. Perry
By:	Kevin J. Perry
Title:	Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

NATIXIS LOOMIS SAYLES SENIOR LOAN FUND

By:	Please See Following Page
Name:
Title:

NATIXIS LOOMIS SAYLES SENIOR LOAN FUND, As Lender

By:	Loomis, Sayles and Company, L.P.,
Its Manager

By:	Loomis, Sayles and Company, Inc.,
Its General Partner

By:	/s/ John R. Bell
Name:	John R. Bell
Title:	Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

MARATHON CLO II LTD.

By:	/S/ LOUIS T. HANOVER
Name:	LOUIS T. HANOVER
Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

WIND RIVER CLO I LTD.
By: McDonnell Investment Management, LLC, as Manager

By:	/s/ Kathleen A. Zarn
Name:	Kathleen A. Zarn
Title:	Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Merrill Lynch Capital Corporation

By:	/s/ Carol Braico
Name:	Carol Braico
Title:	Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Morgan Stanley Investment Management Croton, Ltd.
By: Morgan Stanley Investment Management Inc. as Collateral Manager

By:	/S/ JOHN HAYES
Name:	JOHN HAYES
Title:	EXECUTIVE DIRECTOR

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

MSIM Peconic Bay, Ltd.
By: Morgan Stanley Investment Management Inc. as Collateral Manager

By:	/S/ JOHN HAYES
Name:	JOHN HAYES
Title:	EXECUTIVE DIRECTOR

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

QUALCOMM Global Trading, Inc.
By: Morgan Stanley Investment Management Inc. as Investment Manager

By:	/S/ JOHN HAYES
Name:	JOHN HAYES
Title:	EXECUTIVE DIRECTOR

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Primus CLO I, Ltd.

By:	/s/ Nick Campbell
Name:	Nick Campbell
Title:	Portfolio Manager

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

ROSEDALE CLO LTD.
By: Princeton Advisory Group, Inc.
the Collateral Manager

By:	/s/ Troy Isaksen
Name:	Troy Isaksen
Title:	Sr. Credit Analyst

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Dryden XI – Leveraged Loan CDO 2006

/s/ Stephen J. Collins
By:	Prudential Investment Management Inc., as Collateral Manager
Name:	Stephen J. Collins
Title:	VP

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Dryden XVI – Leveraged Loan CDO 2006

/s/ Stephen J. Collins
By:	Prudential Investment Management Inc., as Collateral Manager
Name:	Stephen J. Collins
Title:	VP

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Dryden XVIII – Leveraged Loan 2007 Ltd

/s/ Stephen J. Collins
By:	Prudential Investment Management Inc., as Collateral Manager
Name:	Stephen J. Collins
Title:	VP

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Dryden V – Leveraged Loan CDO 2003

/s/ Stephen J. Collins
By:	Prudential Investment Management Inc., as Collateral Manager
Name:	Stephen J. Collins
Title:	VP

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Dryden VIII – Leveraged Loan CDO 2005

/s/ Stephen J. Collins
By:	Prudential Investment Management Inc., as Collateral Manager
Name:	Stephen J. Collins
Title:	VP

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Dryden IX – Senior Loan Fund 2005

/s/ Stephen J. Collins
By:	Prudential Investment Management Inc., as Collateral Manager
Name:	Stephen J. Collins
Title:	VP

BOSTON HARBOR CLO 2004-1, Ltd.

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

PUTNAM DIVERSIFIED INCOME TRUST (CAYMAN) MASTER FUND
By The Putnam Advisory Company, LLC

/s/ Angela Patel
Name:	Angela Patel
Title:	Vice President

PUTNAM PREMIER INCOME TRUST

/s/ Beth Mazor
Name:	Beth Mazor
Title:	V.P.

PUTNAM MASTER INTERMEDIATE INCOME TRUST

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

PUTNAM DIVERSIFIED INCOME TRUST

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

PUTNAM VARIABLE TRUST – PVT DIVERSIFIED INCOME FUND

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

RIVERSIDE PARK CLO LTD.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Ameriprise Certificate Company

By:	Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Ameriprise Financial, Inc.

By:	Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE

FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

RiverSource Life Insurance Company

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE

FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

RiverSource Bond Series, Inc. - RiverSource Floating Rate Fund

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE

FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

RiverSource Strategic Allocation Series, Inc. - RiverSource Strategic Income Allocation Fund

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE

FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Centurion CDO III, Limited By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

SIGNATURE PAGE TO THE SECOND

AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Centurion CDO VI, Ltd. By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

SIGNATURE PAGE TO THE SECOND

AMENDMENT AND WAIVER TO CREDIT

AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Centurion CDO VII, Limited By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

SIGNATURE PAGE TO THE SECOND

AMENDMENT AND WAIVER TO CREDIT

AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Centurion CDO 8, Limited By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

SIGNATURE PAGE TO THE SECOND

AMENDMENT AND WAIVER TO CREDIT

AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Centurion CDO 9, Ltd. By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

SIGNATURE PAGE TO THE SECOND

AMENDMENT AND WAIVER TO CREDIT

AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Cent CDO 10 Limited By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

SIGNATURE PAGE TO THE SECOND
AMENDMENT AND WAIVER TO CREDIT
AGREEMENT, DATED AS OF THE DATE FIRST
REFERENCED ABOVE, AMONG PAETEC
HOLDING CORP., VARIOUS LENDERS AND
DEUTSCHE BANK TRUST COMPANY
AMERICAS, AS ADMINISTRATIVE AGENT
AND COLLATERAL AGENT

NAME OF INSTITUTION:

Cent CDO XI, Limited By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Cent CDO 12 Limited
By: RiverSource Investments,
LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Cent CDO 14 Limited
By: RiverSource Investments,
LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Cent CDO 15 Limited
By: RiverSource Investments,
LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Sequils-Centurion V, Ltd.
By: RiverSource Investments,
LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Sankaty Advisors, LLC as Collateral Manager for Castle Hill I - INGOTS, Ltd., as Term Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Sankaty Advisors, LLC as Collateral Manager for Castle Hill III CLO, Limited, as Term Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Sankaty Advisors, LLC as Collateral Manager for Loan Funding XI LLC, As Term Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Chatham Light II CLO, Limited, by Sankaty Advisors LLC, as Collateral Manager

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Future Fund Board of Guardians
By:	Sankaty Advisors, LLC
as its Investment Advisor

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Katonah III, Ltd. by Sankaty
Advisors LLC as Sub-Advisors

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Katonah IV, Ltd. by Sankaty Advisors, LLC as Sub-Advisors

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Sankaty Advisors, LLC as Collateral Manager for Race Point III CLO, Limited, as Term Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Race Point IV CLO, Ltd
By: Sankaty Advisors LLC
as Collateral Manager

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Sankaty Senior Loan Fund, L.P.

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

SSS Funding II
By: Sankaty Advisors, LLC
as Collateral Manager

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Baker Street Funding CLO 2005-I Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

Baker Street CLO II Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

Grand Horn CLO Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

Mountain View Funding CLO 2006-I Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

Mountain View CLO II Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

Mountain View CLO III Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Nob Hill CLO, Limited

By: SCM Advisors LLC, as Collateral Manager

By:	/s/ Bert Eidson
Name:	Bert Eidson
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Nob Hill CLO II, Limited

By: SCM Advisors LLC, as Collateral Manager

By:	/s/ Bert Eidson
Name:	Bert Eidson
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Stanfield Carrera CLO, Ltd.
By: Stanfield Capital Partners LLC as its Asset Manager

By:	/s/ Christopher Jansen
Name:	Christopher Jansen
Title:	Managing Partner

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

XL Re Europe Limited
By: Stanfield Capital Partners, LLC
signed as: its Collateral Manager

By:	/s/ Christopher Jansen
Name:	Christopher Jansen
Title:	Managing Partner

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Stanfield Modena CLO, Ltd
By: Stanfield Capital Partners, LLC
as its Asset Manager

By:	/s/ Christopher Jansen
Name:	Christopher Jansen
Title:	Managing Partner

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Stanfield Veyron CLO, Ltd
By: Stanfield Capital Partners, LLC
as its Collateral Manager

By:	/s/ Christopher Jansen
Name:	Christopher Jansen
Title:	Managing Partner

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Stanfield Daytona CLO, Ltd
By: Stanfield Capital Partners, LLC
as its Collateral Manager

By:	/s/ Christopher Jansen
Name:	Christopher Jansen
Title:	Managing Partner

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Stanfield McLaren CLO, Ltd.
By: Stanfield Capital Partners, LLC
as its Collateral Manager

By:	/s/ Christopher Jansen
Name:	Christopher Jansen
Title:	Managing Partner

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

EAGLE LOAN TRUST
By: Stanfield Capital Partners, LLC
as its Collateral Manager

By:	/s/ Christopher Jansen
Name:	Christopher Jansen
Title:	Managing Partner

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Stanfield Arnage CLO, Ltd.
By: Stanfield Capital Partners, LLC
as its Collateral Manager

By:	/s/ Christopher Jansen
Name:	Christopher Jansen
Title:	Managing Partner

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Stanfield AZURE CLO, Ltd.
By: Stanfield Capital Partners, LLC
as its Collateral Manager

By:	/s/ Christopher Jansen
Name:	Christopher Jansen
Title:	Managing Partner

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Stanfield Vantage CLO, Ltd
By: Stanfield Capital Partners, LLC
as its Asset Manager

By:	/s/ Christopher Jansen
Name:	Christopher Jansen
Title:	Managing Partner

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Stanfield Bristol CLO, Ltd.
By: Stanfield Capital Partners, LLC
as its Collateral Manager

By:	/s/ Christopher Jansen
Name:	Christopher Jansen
Title:	Managing Partner

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:
STONE TOWER CLO VII LTD.
BY STONE TOWER DEBT ADVISORS LLC
AS ITS COLLATERAL MANAGER

By:	/s/ Michael W. DelPercio
Name:	Michael W. DelPercio
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:
STONE TOWER CLO VI LTD.
BY STONE TOWER DEBT ADVISORS LLC
AS ITS COLLATERAL MANAGER

By:	/s/ Michael W. DelPercio
Name:	Michael W. DelPercio
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION: STONE TOWER CLO V LTD. BY STONE TOWER DEBT ADVISORS LLC AS ITS COLLATERAL MANAGER

By:	/s/ Michael W. DelPercio
Name:	Michael W. DelPercio
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION: STONE TOWER CLO IV LTD. BY STONE TOWER DEBT ADVISORS LLC AS ITS COLLATERAL MANAGER

By:	/s/ Michael W. DelPercio
Name:	Michael W. DelPercio
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION: STONE TOWER CLO III LTD. BY STONE TOWER DEBT ADVISORS LLC AS ITS COLLATERAL MANAGER

By:	/s/ Michael W. DelPercio
Name:	Michael W. DelPercio
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION: STONE TOWER CDO LTD. BY STONE TOWER DEBT ADVISORS LLC AS ITS COLLATERAL MANAGER

By:	/s/ Michael W. DelPercio
Name:	Michael W. DelPercio
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION: RAMPART CLO 2006-1 LTD. BY STONE TOWER DEBT ADVISORS LLC AS ITS COLLATERAL MANAGER

By:	/s/ Michael W. DelPercio
Name:	Michael W. DelPercio
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION: RAMPART CLO 2007 LTD. BY STONE TOWER DEBT ADVISORS LLC AS ITS COLLATERAL MANAGER

By:	/s/ Michael W. DelPercio
Name:	Michael W. DelPercio
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION: GRANITE VENTURES III LTD. BY STONE TOWER DEBT ADVISORS LLC AS ITS COLLATERAL MANAGER

By:	/s/ Michael W. DelPercio
Name:	Michael W. DelPercio
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION: GRANITE VENTURES II LTD. BY STONE TOWER DEBT ADVISORS LLC AS ITS COLLATERAL MANAGER

By:	/s/ Michael W. DelPercio
Name:	Michael W. DelPercio
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION: GRANITE VENTURES I LTD. BY STONE TOWER DEBT ADVISORS LLC AS ITS COLLATERAL MANAGER

By:	/s/ Michael W. DelPercio
Name:	Michael W. DelPercio
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION: CORNERSTONE CLO LTD. BY STONE TOWER DEBT ADVISORS LLC AS ITS COLLATERAL MANAGER

By:	/s/ Michael W. DelPercio
Name:	Michael W. DelPercio
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

SUN LIFE ASSURANCE COMPANY of CANADA (US)
By: GSO CP Holdings LP as Sub-Advisor

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

LENDERS

T2 Income Fund CLO I, Ltd.
As Lender

By:	T2 Advisers, LLC
As Collateral Manager

By:	/s/ Saul Rosenthal
Name:	Saul Rosenthal
Title:	President

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Name of Institution:
TELOS CLO 2006-1, Ltd
TELOS CLO 2007-2, Ltd
By: Tricadia Loan Management, LLC

By:	/s/ Jonathan Tepper
Name:	Jonathan Tepper
Title:	Principal

MARINER LDC

By:	TRICADIA CAPITAL MANAGEMENT, LLC,
as Investment Manager

By	/s/ Julia Wyatt
Name:	Julia Wyatt
Title:	CFO

MARINER-TRICADIA CREDIT STRATEGIES MASTER FUND, LTD.

By:	TRICADIA CAPITAL MANAGEMENT, LLC,
as Investment Manager

By	/s/ Julia Wyatt
Name:	Julia Wyatt
Title:	CFO

TRICADIA DISTRESSED AND SPECIAL SITUATIONS MASTER FUND, LTD.

By:	TRICADIA CAPITAL MANAGEMENT, LLC,
as Investment Manager

By	/s/ Julia Wyatt
Name:	Julia Wyatt
Title:	CFO

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

TRIBECA PARK CLO LTD.
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

VAN KAMPEN
SENIOR INCOME TRUST
By: Van Kampen Asset Management

By:	/S/ PHILIP YARROW
Name:	PHILIP YARROW
Title:	Executive Director

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

VAN KAMPEN
SENIOR LOAN FUND
By: Van Kampen Asset Management

By:	/S/ PHILIP YARROW
Name:	PHILIP YARROW
Title:	Executive Director

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Wayzata Opportunities Fund II, L.P.

By:	WOF II GP, L.P., its General Partner

By:	WOF II GP, LLC, its General Partner

By:	/s/ Patrick J. Halloran
Name:	Patrick J. Halloran
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

WhiteHorse II, Ltd.
By	WhiteHorse Capital Partners, LP
as Collateral Manager
By	WhiteRock Asset Advisor, LLC, its GP

By:	/s/ Jay Carvell
Name:	Jay Carvell
Title:	Manager

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

WhiteHorse III, Ltd.
By	WhiteHorse Capital Partners, LP
as Collateral Manager
By	WhiteRock Asset Advisor, LLC, its GP

By:	/s/ Jay Carvell
Name:	Jay Carvell
Title:	Manager

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

WhiteHorse IV, Ltd.
By	WhiteHorse Capital Partners, LP
as Collateral Manager
By	WhiteRock Asset Advisor, LLC, its GP

By:	/s/ Jay Carvell
Name:	Jay Carvell
Title:	Manager

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

WIND RIVER CLO II – TATE INVESTORS, LTD.
By: McDonnell Investment Management, LLC, as Manager

By:	/s/ Kathleen A. Zarn
Name:	Kathleen A. Zarn
Title:	Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Zodiac Fund – Morgan Stanley US
Senior Loan Fund
By: Morgan Stanley Investment Management Inc. as Investment Manager

By:	/S/ JOHN HAYES
Name:	JOHN HAYES
Title:	EXECUTIVE DIRECTOR

EXHIBIT A

FORM OF ACKNOWLEDGMENT AND CONFIRMATION

1. Reference is made to the Second Amendment and Waiver, dated as of May 29, 2009 (the “Second Amendment”), to the Credit Agreement, dated as of February 28, 2007, as amended as of June 27, 2007 (as so amended and as further amended, amended and restated, modified or supplemented from time to time, the “Credit Agreement”), among PAETEC Holding Corp., a Delaware corporation (the “Borrower”), the lenders party thereto from time to time (the “Lenders”), Deutsche Bank Trust Company Americas, as administrative agent (in such capacity, the “Administrative Agent”) and the other agents party thereto.

2. Certain provisions of the Credit Agreement are being waived and amended pursuant to the Second Amendment. Each of the parties hereto hereby agrees, with respect to each Credit Document to which it is a party:

(a) all of its obligations, liabilities and indebtedness under such Credit Document, including guarantee obligations, shall remain in full force and effect on a continuous basis after giving effect to the Second Amendment; and

(b) all of the Liens and security interests created and arising under such Credit Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the Second Amendment as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Credit Documents, all as provided in such Credit Documents.

3. THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4. This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy or electronic mail), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

PAETEC HOLDING CORP.

By:
Name:	Keith M. Wilson
Title:	Executive Vice President, Chief Financial Officer and Treasurer

PAETEC CORP.
PAETEC COMMUNICATIONS, INC.
PAETEC INTEGRATED SOLUTIONS GROUP, INC.
PAETEC COMMUNICATIONS OF VIRGINIA, INC.
PAETEC SOFTWARE CORP.
US LEC CORP.

By:
Name:	Keith M. Wilson
Title:	Executive Vice President and Chief Financial Officer

US LEC COMMUNICATIONS INC.
US LEC OF ALABAMA LLC
US LEC OF FLORIDA LLC
US LEC OF GEORGIA LLC
US LEC OF MARYLAND LLC
US LEC OF NEW YORK INC.
US LEC OF NORTH CAROLINA INC.
US LEC OF PENNSYLVANIA LLC
US LEC OF SOUTH CAROLINA LLC
US LEC OF TENNESSEE INC.
US LEC OF VIRGINIA L.L.C.

By:
Name:	Keith M. Wilson
Title:	Vice President and Chief Financial Officer

PAETEC ITEL, L.L.C.
By:	US LEC COMMUNICATIONS, INC., its sole member

By:
Name:
Title:

ALLWORX CORP.
MPX, INC.
MCLEODUSA INCORPORATED
MCLEODUSA HOLDINGS, INC.
MCLEODUSA INFORMATION SERVICES, INC.
MCLEODUSA NETWORK SERVICES, INC.
MCLEODUSA PURCHASING, L.L.C.
MCLEODUSA TELECOMMUNICATIONS SERVICES, INC.
TECHNOLOGY RESOURCES SOLUTIONS, INC.

By:
Name:	Keith M. Wilson
Title:	Vice President and Treasurer